UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)    March 20, 2007

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                0-24393              13-3945947
  (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)         File Number)      Identification No.)


30 Ledgar Road, Balcatta, WA, Australia                     6021
(Address of principal executive offices)                 (Zip Code)

Registrant's Telephone Number, including the area code:      (+61) 8 9240-2836


(Former name or former address, if changed from last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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AURORA GOLD CORPORATION
-----------------------

Item 8.01 Other Events

Aurora Gold Corporation (the "Company", "Aurora Gold"), a mineral exploration company focusing on exploration and development in the Tapajos Gold Province, State of Para, Brazil, is pleased to announce further high grade rock chip samples from the Sao Joao Property.

Aurora Gold is pleased to announce high grade gold assays of rock chip sampling from quartz veins believed to be associated with the principal vein. Previously reported trenching on the principal vein has resulted in 80m at 30.94 g/t gold. Recent sampling and mapping has shown this vein system to be extensive and a series of other veins have been located and sampled. Results from other veins include:

                         SRJ-46     155.26    g/t  Gold
                         SRJ-08      54.43    g/t  Gold
                         SRJ-07      53.78    g/t  Gold
                         SRJ-05       34.8    g/t  Gold
                         SRJ-03      31.92    g/t  Gold
                         SRJ-06      29.32    g/t  Gold
                         SRJ-04      21.64    g/t  Gold
                         SRJ-72      20.78    g/t  Gold
                         SRJ-69      13.96    g/t  Gold
                         SRJ-70      12.45    g/t  Gold
                         SRJ-68      11.76    g/t  Gold
                         SRJ-71       8.75    g/t  Gold
                         SRJ-78       7.81    g/t  Gold
                         SRJ-55       6.17    g/t  Gold
                         SRJ-77       5.43    g/t  Gold

Follow up exploration and further target definition is continuing in preparation for future drill testing. Drilling is scheduled to begin during the second quarter of 2007, and the Company is confident of finding and defining resources to compliment the Molly Resource located at the Company's Sao Domingo Property.

The  Molly  Resource  is  currently  defined  as  inferred  and is estimated at:

     1,428,000 tonnes @ 3.94 g/t Au for 180,000 ounces of gold (rounded)*.

* Resources quoted in this news release have been prepared in accordance with the Australasian Joint Ore Reserves Committee (the "JORC") code for reporting of Mineral Resources and Ore Reserves (the "JORC Code").

Due to sub economic drill intercepts at the Santa Isabel Project the Company has decided not to continue with this option agreement.

Aurora Gold is a mineral exploration company focusing on the exploration and development of its 5 exploration properties totalling 44,469 hectares in the Tapajos Gold Province, State of Para, Brazil. The project areas were selected due to their proximity to known gold occurrences and from historical records of gold production. The lithologies associated with the projects are similar to those that have proven to be the host of significant gold occurrences elsewhere in the Tapajos. Aurora Gold's stock trades on the following exchanges under the symbol "ARXG" on the NASD OTC Bulletin Board in the United States of America, under the symbols "A4G.FSE" and "A4G.ETR" on the Frankfurt Exchange and "A4G.BER" on the Berlin-Bremen Stock Exchanges in Germany.


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
Item 9.01     Financial Statements and Exhibits

(d)     Exhibits:

99.1 Aurora Gold Corporation news release issued March 20, 2007 and disseminated through the facilities of recognized newswire services.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AURORA GOLD CORPORATION


Date: March 20, 2007                    by: /s/ A. Cameron Richardson
      --------------                        -------------------------
                                                A. Cameron Richardson
                                                CFO and Director


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